Investment Risks	May 01, 2025
BondBloxx USD High Yield Bond Sector Rotation ETF
Prospectus [Line Items]
Risk [Text Block]

In the “Summary of Principal Risks” section of the Summary Prospectus, and the corresponding section of the Prospectus, the “Asset Allocation Risk” disclosure is deleted in its entirety and replaced with the following:

Asset Allocation Risk. The Fund’s investment performance depends upon the successful allocation by the Adviser of the Fund’s assets among the Sectors. There is no guarantee that the allocation techniques and decisions made in connection therewith will produce the desired results. Any imperfections, errors or limitations in the allocation techniques and decisions made could result in investment outcomes different from or opposite to those expected or desired by the Fund.